SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 of 15(d) of

                      The Securities Exchange Act of 1034

                          BOWLES FLUIDICS CORPORATION
                             A Maryland Corporation
                              SEC File No. 2-37706
                           Employer ID No. 52-0741762
                                6625 Dobbin Road
                            Columbia, Maryland 21045
                                 (410) 381-0400

      Pursuant to an Informal Meeting of the Board held on July 14, 1998, and confirmed at a meeting of the Board on September 22, 1998, the following additional Directors were unanimously elected to the Board to serve until the next Annual Meeting of Stockholders:

                                Frederic Ewing, II
                                James Parkinson
                                Neil T. Ruddock

                                       BOWLES FLUIDICS CORPORATION



Date:  October 6, 1998
     _________________                 _______________________________________
                                       Eleanor M. Kupris, Secretary